BTS DIVERSIFIED INCOME FUND

Class A shares: BDIAX

Class C shares: BDICX

PROSPECTUS    February 12, 2013

Advised by:

BTS Asset Management, Inc.

420 Bedford Street, Suite 340

Lexington, MA 02420

(800) 343-3040

www.btsfunds.com

1-877-BTS-9820

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY	1
Investment Objective	1
Fees And Expenses of the Fund	1
Principal Investment Strategies	2
Principal Investment Risks	3
Performance	5
Adviser	5
Portfolio Managers	5
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	6
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS	6
Investment Objective	6
Adviser's Investment Strategies and Investment Process	6
Non-Principal Investment Strategies and Risks	11
Temporary Investments	11
Portfolio Holdings Disclosure	12
ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND	12
Adviser	12
Portfolio Managers	12
HOW SHARES ARE PRICED	13
HOW TO PURCHASE SHARES	14
Purchasing Shares	17
Minimum and Additional Investment Amounts	19
When Order is Processed	19
Retirement Plans	19
HOW TO REDEEM SHARES	20
Redeeming Shares	20
Redemptions in Kind	21
When Redemptions are Sent	21
When You Need Medallion Signature Guarantees	22
Retirement Plans	22
Low Balances	22
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	23
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	24
DISTRIBUTION OF SHARES	25
Distributor	25
Distribution Fees	25
Additional Compensation to Financial Intermediaries	26
Householding	26
FINANCIAL HIGHLIGHTS	26
PRIVACY NOTICE	27

FUND SUMMARY

Investment Objective:  The Fund seeks to generate current income with capital preservation as a secondary objective.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 14 of the Fund’s Prospectus and in Purchase, Redemption and Pricing of Shares on page 53 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee (as a % of amount redeemed if held less than 30 days)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses (1)	0.62%	0.62%
Acquired Fund Fees and Expenses (1)(2)	0.35%	0.35%
Total Annual Fund Operating Expenses	1.97%	2.72%

(1)

Based on estimated amounts for the Fund’s current fiscal year.

(2)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.  Acquired Fund Fees and Expenses are based on estimated amounts for the Fund’s current fiscal year.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years
Class A	$690	$1,087
Class C	$275	$844

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.

Principal Investment Strategies:  The Fund invests primarily in income producing securities.  The Fund defines income producing securities to include fixed income securities, derivatives based on fixed income securities, other investment companies that invest primarily in fixed income securities ("Underlying Funds") and preferred stocks.  The Fund’s investment objective is a non-fundamental policy and may be changed by the Funds' Board of Trustees upon 60 days written notice to shareholders.

The Fund's adviser (the “Adviser”) seeks to achieve the Fund's investment objective by investing in a diversified portfolio of income producing securities without restriction as to maturity, credit quality, type of issuer, country or currency. The Fund may invest in debt securities in default or those that are rated below investment grade (high yield or “junk” bonds) The Adviser uses an active trading strategy based on a proprietary technical trend-following model to take advantage of trends and momentum in the bond market, (the “Market Trend Indicators”).  The Market Trend Indicators contemplate a broad range of market data, technical analysis and economic factors to allocate assets to either long or short positions.

The Adviser employs its proprietary financial research process, which includes: (1) top-down economic analysis, (2) quantitative research, (3) momentum forecasting and (4) technical analysis to assess trends, investment opportunities across the securities markets and to allocate the Fund's investment portfolio primarily between (i)high yield bond securities, (ii) income producing securities (iii) inverse high yield bond securities and (iv)inverse U.S. Government bond securities. The Fund is actively managed and the Adviser anticipates that the Fund will have a high portfolio turnover rate.  The Adviser executes a portion of the Fund’s strategy by allocating assets to four strategically diverse fixed income categories: high yield securities or mutual funds, total return securities or mutual funds, long or inverse (short) high yield mutual funds and long or inverse (short) U.S. Government Bond securities or mutual funds.

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High Yield Bond Securities – The Fund may invest in high yield bonds directly or through derivative instruments designed to replicate some or all of the features of an underlying portfolio of high yield bonds, such as credit default swaps.  While there is no limitation on the amount the Fund may invest in high yield bonds, the Fund intends to allocate approximately 30% of its assets among several top performing high yield bond (commonly known as “junk” bonds) securities, including mutual funds, available to BTS Asset Management, Inc. (the “Adviser”) according to data provided by leading investment analysis firms in coordination with the BTS Investment Committee evaluations.  The selection process includes an analysis of securities by the adviser with the aim of choosing securities that the adviser believes will continue to offer top tier performance in the future.

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Total Return Securities – The Fund allocates approximately 30% of its assets to income producing securities or bond funds available to the adviser according to data provided by leading investment analysis firms in coordination with the BTS Investment Committee evaluations.

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Long/Short Positions – In an effort to take advantage of market trends, the Fund allocates approximately 40% of its assets in long or short positions in High Yield Bonds and Government Bonds.

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High Yield – The Fund positions approximately 30% of its assets in long or short securities with high liquidity.  Liquid securities are those that allow active trading This portion of the Fund’s investment strategy is particularly important when high yield bonds are declining since it may cushion or possibly offset entirely any losses in the base High Yield Bond allocation.

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Government – The Fund positions approximately 10% in U.S. Government Bonds that offer long and short (inverse) options.  When long term interest rates go down, the prices of long term government bond securities should go up.  Conversely, when long term interest rates move up, an inverse government bond security generally goes up as well.  This allocation enables the adviser to manage the effects of unique events that increase potential risk to capital.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  The Fund is not intended to be a complete investment program.  Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.  Many factors affect the Fund’s net asset value and performance.

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Fixed Income Risk.  When the Fund invests in fixed income securities, derivatives on fixed income securities or Underlying Funds that invest in fixed income securities, the value of the Fund will fluctuate with changes in interest rates.  Defaults by fixed income issuers in which the Fund invests will also harm performance.

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Hedging and Derivatives Risk.  The Fund may seek to execute an investment strategy or hedge by purchasing or entering into derivative contracts such as futures, options on futures, swaps or purchasing securities whose prices are expected to move inversely to prices of the Fund's portfolio of securities.  The Fund may use derivatives (including swaps, structured notes, options, futures and options on futures) to enhance returns or hedge against market declines.  The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  These risks could cause the Fund to lose more than the principal amount invested.  In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the Fund.

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High-Yield Bond Risk.  Lower-quality bonds, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds.  The lack of a liquid market for these bonds could decrease the Fund’s share price.

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Inverse (Short-Position) Risk.  Inverse mutual funds will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge.

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Interest Rate Risk.  The value of the Fund may fluctuate based on changes in interest rates and market conditions.  As interest rates rise, the value of income producing instruments may decrease.  This risk increases as the term of the note increases.

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Issuer-Specific Risk.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

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Limited History of Operations Risk.  The Fund is a new mutual fund and has a limited history of operations.

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Leveraging Risk.  The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, engaging in forward commitment transactions and short selling will magnify the Fund's gains or losses.

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Management Risk.  The adviser's judgments about the attractiveness, value and potential appreciation of particular security or derivative in which the Fund invests or sells short may prove to be incorrect and may not produce the desired results.

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Short Selling Risk.  The Fund will engage in short selling activities and take short positions in derivatives, which are significantly different from the investment activities commonly associated with conservative bond funds.  Positions in shorted securities and short positions are speculative and more risky than “long” positions (purchases) because the cost of the replacement security is unknown.  Therefore, the potential loss on an uncovered short sale or short position is potentially unlimited, whereas the potential loss on long positions is limited to the original purchase price.

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Turnover Risk.  A higher portfolio turnover may result in higher transactional and brokerage costs.

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U.S. Government Securities Risk.  The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government.  The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the Fund might not be able to recover its investment.

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Underlying Funds Risk.  Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in an Underlying Fund and may be higher than other mutual funds that invest directly in stocks and bonds.  Each Underlying Fund will pay performance based fees to each manager without regard to the performance of other managers and the Underlying Fund's overall profitability.  Underlying Funds are subject to specific risks, depending on the nature of the fund.

Performance:  Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of the Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.  Updated performance information will be available at no cost by visiting www.btsfunds.com or by calling 1-877-BTS-9820 (1-877-287-9820).

Adviser:  BTS Asset Management, Inc. is the Fund’s investment adviser.

Portfolio Managers:  Vilis Pasts, Director of Research, and Matthew Pasts, Chief Executive Officer, are co-portfolio managers.  Both portfolio managers have served the Fund as a portfolio manager since it commenced operations in 2013 and share responsibility for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares:  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading.  Purchases and redemptions may be made by mailing an application or redemption request to BTS Diversified Income Fund c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, by calling 1-877-BTS-9820 or by visiting the Fund's website www.btsfunds.com.  The minimum initial investment in the Fund is $1,000.  The minimum subsequent investment is $100.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a qualified employee benefit plan, retirement plan or some other tax-deferred account, such as a 401(k) plan or IRA.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective:  The Fund seeks to provide income with capital preservation as a secondary objective.  The Fund’s investment objective may be changed by the Fund’s Board of Trustees upon 60 days written notice to shareholders.

Adviser's Investment Strategies and Investment Process:  The adviser employs its proprietary financial research process, which includes: (1) top-down economic analysis, (2) quantitative research, (3) momentum forecasting and (4) technical analysis to assess trends, investment opportunities across the securities markets and to allocate the Fund's investment portfolio primarily between (i)high yield bond securities, (ii) income producing securities (iii) inverse high yield bond securities and (iv)inverse U.S. Government bond securities.  Top-down economic analysis includes the prediction of economic trends based upon historical conditions using econometric and computer-assisted algorithms.  Quantitative methods include computing price trends, such as moving average price, and statistical measures, such as standard deviation, to use as predictive tools.  Momentum measures use many of these same tools to measure the speed of price changes as a leading indicator of trends.  Technical analysis includes the study of an index's or a security's past prices and trading volumes for the purpose of forecasting price trends.  The Fund is actively managed and the adviser anticipates that the Fund will have a high portfolio turnover rate.

Additionally, the adviser will take short positions in securities and will invest in derivatives instruments.  A short sale is the sale of a security that the Fund does not own in hopes of purchasing the same security at a later date at a lower price.  To make delivery to the buyer, the Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund.  Short selling is not a principal strategy of the Fund.  Derivative securities (such as swap contracts, futures and options) may be used to achieve similar results without the need to borrow and later return securities.

The Fund may use leverage to enhance returns.  The amount of leverage will be a function of the adviser's ability to identify attractive investments and its assessment of the overall investment environment.  The Fund may borrow an amount up to one-third of its assets (defined as net assets plus any borrowing for investment purposes) for investment purposes.

Principal Investment Risks:

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Fixed Income Risk.  When the Fund invests in fixed income securities, derivatives on fixed income securities or Underlying Funds that invest in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of the fixed income securities owned by the Fund.  In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.  Other risk factors impacting fixed income securities include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation earlier than planned, reducing the amount of interest payments).  These risks could affect the value of a particular investment by the Fund possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

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Hedging and Derivatives Risk.  The Fund may seek to execute an investment strategy or hedge by purchasing or entering into derivative contracts such as futures, options on futures, swaps or purchasing securities whose prices are expected to move inversely to prices of the Fund's portfolio of securities.  The Fund may use derivatives (including swaps, structured notes, options, futures and options on futures) to enhance returns or hedge against market declines.  The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  These risks could cause the Fund to lose more than the principal amount invested.  In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the Fund.

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Correlation or Tracking Risk.  Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged.  Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.  The effectiveness of hedges using instruments based on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

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Leverage Risk.  Hedging instruments may include elements of leverage and, accordingly, the fluctuation of the value of hedging derivative instruments in relation to the underlying asset may be magnified.  The successful use of derivative instruments depends upon a variety of factors, particularly the ability of the adviser to predict movements of the securities markets, which requires different skills than predicting changes in the prices of individual securities.  There can be no assurance that any particular strategy adopted will succeed.  The adviser’s decision to engage in a hedging derivative transaction will reflect its judgment that the derivative transaction will provide value to the Fund and its shareholders.

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Loss Risk.  Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged.  However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

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Liquidity Risk.  Liquidity risk is the risk that a hedging security or derivative instrument cannot be sold, terminated early or replaced quickly at or very close to its market value.  Generally, exchange traded contracts are liquid because the exchange clearinghouse is the counterparty of every contract.  Over-the-counter transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.  If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets until the position expired, matured or was closed out.  The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends, in part, on the existence of a liquid secondary market for such derivative instruments or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position.

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High-Yield Bond Risk.  Lower-quality bonds, known as "high yield" or "junk" bonds, present a significant risk for loss of principal and interest.  These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk).  If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced.  An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk).  Such securities may also include "Rule 144A" securities, which are subject to resale restrictions.  The lack of a liquid market for these bonds could decrease the Fund’s share price.

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Interest Rate Risk.  The value of the Fund may fluctuate based on changes in interest rates and market conditions.  As interest rates rise, the value of income producing instruments may decrease.  This risk increases as the term of the note increases.  Income earned on floating or variable-rate securities will vary as interest rates decrease or increase. Variable and floating-rate securities generally are less susceptible to interest rates than fixed-rate obligations.  However, the interest rates on variable-rate securities, as well as certain floating-rate securities whose interest rates are reset only periodically, can fluctuate in value as a result of interest rate changes when there is an imperfect correlation between the interest rates on the securities and prevailing market interest rates.

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Inverse (Short Position) Risk.  Investing in inverse mutual funds may result in increased volatility due to the funds’ possible use of short sales of securities and derivatives such as options and futures.   The use of leverage by a mutual fund increases risk to the fund.  The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments.

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Issuer-Specific Risk.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of securities of smaller sized issuers can be more volatile than that of larger issuers.  The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

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Leveraging Risk.  The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, engaging in forward commitment transactions and short selling will magnify the Fund's gains or losses.

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Limited History of Operations Risk.  The Fund is a new mutual fund and has a limited history of operations.  Mutual funds and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the adviser's management of individual and institutional accounts.  As a result, investors cannot judge the adviser by its track record of managing this mutual fund and the adviser may not achieve its intended result in managing the Fund.

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Management Risk.  The adviser's judgments about the attractiveness, value and potential appreciation of particular security or derivative in which the Fund invests or sells short may prove to be incorrect and may not produce the desired results.

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Short Selling Risk.  The Fund will engage in short selling activities and take short positions in derivatives, which are significantly different from the investment activities commonly associated with conservative bond funds.  Positions in shorted securities and short positions are speculative and more risky than “long” positions (purchases) because the cost of the replacement security is unknown.  Therefore, the potential loss on an uncovered short sale or short position is potentially unlimited, whereas the potential loss on long positions is limited to the original purchase price.  You should be aware that any strategy that includes selling securities short could suffer significant losses.  Short selling will also result in higher transaction costs (such as interest and dividends), which reduce the Fund’s return, and may result in higher taxes.

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Turnover Risk.  A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs.  Active trading of securities may also increase a Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.  The Fund’s portfolio turnover rate is expected to be at least 100% annually.

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U.S. Government Securities Risk.  The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government.  These obligations vary in the level of support they receive from the U.S. Government.  They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; or (iii) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau.  The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the Fund might not be able to recover its investment.

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Underlying Funds Risk.  Your cost of investing in the Fund will be higher than the cost of investing directly in Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund's direct fees and expenses.  Each Underlying Fund will operate independently and pay management and performance based fees to each manager.  Generally, the Underlying Funds will pay management fees that range from 0% to 2% of assets and performance fees that range from 10% to 35% of each Underlying Fund's returns.  Accordingly, a manager with positive investment performance may receive compensation from the Underlying Fund, and thus indirectly from investors, even if the Fund's overall returns are negative. Underlying Funds will employ various actively managed futures strategies that will trade various derivative instruments including (i) options, (ii) futures, (iii) forwards or (iv) spot contracts, each of which may be tied to (i) commodities, (ii) financial indices and instruments, (iii) foreign currencies, or (iv) equity indices.  Managed futures strategies involve substantial risks that differ from traditional mutual funds. Each Underlying Fund will be subject to investment advisory and other expenses, including potential performance fees which will be indirectly paid by the Fund.  There could be periods in which fees are paid to one or more Underlying Fund managers even though the Fund, as a whole, has a loss for the period.  Additional risks of investing in Underlying Funds, where noted, are described below:

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Strategies Risk:  Each Underlying Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities, commodities and other derivatives.

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Additional Risk:  The strategy of investing in Underlying Funds could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay. In addition, certain prohibitions on the acquisition of mutual fund shares by the Fund may prevent the Fund from allocating investments in the manner the advisor considers optimal.

Non-Principal Investment Strategies and Risks:

ETFs and Other Investment Companies Risk.  In addition to investing in other mutual funds, the Fund may also invest in exchange traded funds ("ETFs").  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in the ETF and may be higher than other mutual funds that invest directly in bonds.  You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses.  In addition to the risks related to investment in other Underlying Funds, an additional risk of investing in ETFs is “Tracking Risk”.  That is, investment in the Fund should be made with the understanding that the ETFs and other Underlying Funds in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs and other Underlying Funds in which the Fund invests will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by the ETFs or Underlying Funds may, from time to time, temporarily be unavailable, which may further impede the ETFs' and Underlying Funds’ ability to track their applicable indices.

Temporary Investments:  When the Fund is responding to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure:  A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information.  The Fund may, from time to time, make available month-end portfolio holdings information on its website at www.btsfunds.com.  If month-end portfolio holdings are posted to the website, they are expected to be approximately 30 days old and remain available until new information for the next month is posted.  Shareholders may request portfolio holdings schedules at no charge by calling 1-877-BTS-9820.

ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND

Adviser:  BTS Asset Management, Inc. (the “Adviser”), 420 Bedford Street, Suite 340, Lexington, MA 02420, serves as investment adviser to the Fund.  Subject to the authority of the Board of Trustees, the adviser is responsible for management of the Fund's investment portfolio.  The Adviser is responsible for selecting the Fund's investments according to the Fund's investment objective, policies and restrictions. The adviser was established in 1979, and also advises individuals, financial institutions, pension plans, other pooled investment vehicles and corporations in addition to the Fund.  The Adviser also manages the BTS Bond Asset Allocation Fund.  As of January 31, 2013, the adviser had approximately $1.5,billion in assets under management.

Pursuant to an advisory agreement between the Fund and the adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.75% of the Fund's average daily net assets.  A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement will be available in the Fund's first annual or semi-annual shareholder report.

Portfolio Managers:  Vilis Pasts, Director of Research, and Matthew Pasts, Chief Executive Officer are co-portfolio managers.  The co-portfolio managers are supported by three research analysts and the Adviser's investment committee.  The committee provides top-down economic analysis, quantitative research, momentum forecasting, technical analysis of current financial and economic conditions.  The committee may review company-specific issues brought forth by the analysts, but final investment and portfolio management decisions are made by the co-portfolio managers.

Vilis Pasts, Co-Portfolio Manager. Mr. Pasts has served as a portfolio manager for the Adviser since its founding in 1979.  He is also its Director of Research as well as the Chairman of the Board of Directors.  He is a graduate of Babson College of Business and has over 40 years of investment experience.  Additionally, he also serves as Director and Vice President and is the controlling shareholder of BTS Securities Corporation, a registered broker-dealer and affiliate of the adviser.

Matthew A. Pasts, CMT, Co-Portfolio Manager. Mr. Matthew Pasts has served as a portfolio manager to the Adviser since 1996.  He is also its Chief Executive Officer, Treasurer and Director.  He is a graduate of Babson College, holding a B.S.B.A. degree with a concentration in finance.  He is a member of the Market Technicians Association (MTA) and holds its Chartered Market Technician (CMT) designation.  Additionally, he also serves as President, Treasurer and Registered Principal of BTS Securities Corporation, a registered broker-dealer and affiliate of the Adviser.

The Fund's Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

HOW SHARES ARE PRICED

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s securities are valued each day at the last quoted sales price on each security's principal exchange.  Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Board and evaluated by the Board quarterly as to the reliability of the fair value method used. In these cases, the Fund's NAV will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.  The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities.  Although not part of the Adviser’s principal investment strategy, the Fund may invest in foreign securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s portfolio may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV of the Fund, the adviser values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Fund’s portfolio occur before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser or sub-adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which the Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes:  This Prospectus describes two classes of shares offered by the Fund.  The Fund offers these two classes of shares so that you can choose the class that best suits your investment needs.  Refer to the information below so that you can choose the class that best suits your investment needs.  The main differences between each class are sales charges and ongoing fees.  In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares.  Each class of shares in the Fund represents interest in the same portfolio of investments in the Fund. Not all share classes may be available for purchase in all states.

Class A Shares:  Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge.  The sales charge varies, depending on how much you invest.  There are no sales charges on reinvested distributions.  The following sales charges apply to your purchases of Class A shares of the Fund:

Amount Invested	Sales Charge as a % of Offering Price[1]	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $100,000	5.00%	5.26%	4.50%
$100,000 to $250,000	3.50%	3.63%	3.00%
$250,001 to $500,000	2.50%	2.56%	2.00%
$500,001 to $4,999,999	1.50%	1.52%	1.00%
$5,000,000 or more	None	None	None

1 Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculations used to determine your sales charge.

The adviser shall reimburse the Fund in connection with commissions retained by authorized broker-dealers on purchases of shares of $5 million or more calculated as follows: 1.00% on purchases of between $5 million and $10 million, 0.50% on amounts over $10 million but less than $50 million, 0.25% on amounts of $50 million or more.  The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Fund shares.

As shown, investors that purchase $5,000,000 or more of Fund shares will not pay any initial sales charge on the purchase.  However, purchases of $5,000,000 or more of Fund shares may be subject to a contingent deferred sales charge ("CDSC") on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on those shares redeemed.

You may be able to buy shares without a sales charge when you are:

•

participating in an investment advisory or agency commission program under which you pay a fee to an investment adviser or other firm for portfolio management or brokerage services;

•

a current or former director or trustee of the Fund;

•

an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings, and any dependent of the employee, as defined in section 152 of the Internal Revenue Code) of the Fund's adviser or its affiliates or of a broker-dealer authorized to sell shares of the Fund; or

•

purchasing shares through a financial services firm (such as a broker-dealer, investment adviser or financial institution) that has a special arrangement with the Fund.

Right of Accumulation:  For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Fund shares as part of your current investment as well as reinvested dividends.  To qualify for this option, you must be either:

•

an individual;

•

an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

•

a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Fund's distributor, Northern Lights Distributors, LLC, at the time of your purchase.  You will need to give the distributor your account numbers.  Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility.  If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent:  The letter of intent allows you to count all investments within a 13-month period in shares of the Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges.  The minimum initial investment under a letter of intent is 5% of the total letter of intent amount.  The letter of intent does not preclude the Fund from discontinuing sales of its shares.  You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase.  To determine the applicable sales charge reduction, you may also include the cost of shares of the Fund which were previously purchased at a price including a front end sales charge during the 90-day period prior to the Distributor receiving the letter of intent.  You may combine purchases by family members (limited to spouse and children, under the age of 21, living in the same household).  You should retain any records necessary to substantiate historical costs because the Fund, the transfer agent and any financial intermediaries may not maintain this information.  Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Class C Shares:  Class C shares of the Fund are sold at NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.  Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services.  Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges.

Factors to Consider When Choosing a Share Class:  When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares.  You should consider, given the length of time you may hold your shares, whether the ongoing expenses of Class C shares will be greater than the front-end sales charge of Class A shares and to what extent such difference may be offset by the lower ongoing expenses on Class A shares.  To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the Fees and Expenses section of this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares:  You may purchase shares of the Fund by sending a completed application form to the following address:

via Regular Mail

BTS Diversified Income Fund

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, Nebraska 68154-1150

            or Overnight Mail

BTS Diversified Income Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to the Fund.  The Fund will not accept payment in cash, including cashier's checks or money orders.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC, the Fund's transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

Purchase through Brokers:  You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor.  The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set their own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire:  If you wish to wire money to make an investment in the Fund, please call the Fund at 1-877-BTS-9820 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Purchase by Internet:  You may open an account through the Fund’s web site www.btsfunds.com.

Transactions through www.btsfunds.com:  You may purchase the Fund's shares and redeem the Fund's shares through the Fund's website www.btsfunds.com.  To establish Internet transaction privileges you must enroll through the website. You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application.  You will be required to enter into a user's agreement through the website in order to enroll in these privileges.  In order to conduct Internet transactions, you must have telephone transaction privileges.  To purchase shares through the website you must also have ACH instructions on your account.

Redemption proceeds may be sent to you by check to the address of record, or if your account has existing bank information, by wire or ACH.  Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund's website. Transactions through the website are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment.  Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties.  While the Fund and its service providers have established certain security procedures, the Fund, its distributor and its transfer agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium.  There also may be times when the web site is unavailable for Fund transactions or other purposes.  Should this happen, you should consider purchasing or redeeming shares by another method.  Neither the Fund or its transfer agent, distributor or adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

Automatic Investment Plan:  You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $50 on specified days of each month into your established Fund account.  Please contact the Fund at 1-877-BTS-9820 for more information about the Fund's Automatic Investment Plan.

Minimum and Additional Investment Amounts:  You can open an account with a minimum initial investment of $1,000 in the Fund and make additional investments to the account at any time with as little as $100.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.  The Fund reserves the right to waive any investment minimum.

When Order is Processed:  All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be processed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

•

the name of the Fund

•

the dollar amount of shares to be purchased

•

a completed purchase application or investment stub

•

check payable to the "BTS Diversified Income Fund"

Retirement Plans:  You may purchase shares of the Fund for your individual retirement plans.  Please call the Fund at 1-877-BTS-9820 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares:  A 1.00% early redemption fee will be assessed on shares held less than 30 days.  You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular Mail

BTS Diversified Income Fund

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, Nebraska 68154-1150

            or Overnight Mail

BTS Diversified Income Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-877-BTS-9820.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker:  If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:  You may request that your redemption proceeds be wired directly to your bank account. The Fund's transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Redemptions through www.btsfunds.com:  You may redeem your shares through the Fund’s website www.btsfunds.com as more fully described above.  A redemption request through the website will not be honored if a medallion signature guarantee is required as described below.

Automatic Withdrawal Plan:  You may participate in the Fund's Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers.  You may elect to make subsequent withdrawals by transfers of a minimum of $50 on specified days of each month into your established bank account.  Please contact the Fund at 1-877-BTS-9820 for more information about the Fund's Automatic Withdrawal Plan.

Redemptions in Kind:  The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than $250,000 or 1% of the Fund’s assets.  The securities will be chosen by the Fund and valued at the Fund’s net asset value.  A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:  Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.”  If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:  Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you request a redemption to be made payable to a person not on record with the Fund;

•

you request that a redemption be mailed to an address other than that on record with the Fund;

•

the proceeds of a requested redemption exceed $50,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances:  If at any time your account balance in the Fund falls below $1,000, the Fund may notify you that, unless the account is brought up to at least $1,000 within 60 days of the notice your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below $1,000 due to a decline in NAV.  The Fund will not charge any redemption fee on involuntary redemptions.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income quarterly and net capital gains annually in December.  Both distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your own tax advisors to determine the tax consequences of owning the Fund’s shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing.  Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.  The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities.  Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.  The Fund's Board has also approved a 1.00% early redemption fee on shares held less than 30 days.  Redemption fees are paid to the Fund and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

The Fund currently uses several methods to reduce the risk of market timing.  These methods include:

•

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's "Market Timing Trading Policy;"

•

Reject or limit specific purchase requests;

•

Reject purchase requests from certain investors

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

Based on the frequency of redemptions in your account, the adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases or exchanges into the Fund.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when a shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities.  Neither the Fund nor the adviser will be liable for any losses resulting from rejected purchase or exchange orders.  The adviser may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of funds. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Fund’s redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the advisor, the service providers may take immediate action to stop any further short-term trading by such participants

DISTRIBUTION OF SHARES

Distributor:  Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, Nebraska 68130, is the distributor for the shares of the Fund.  Northern Lights Distributors, LLC is a registered broker-dealer and member of FINRA.  Shares of the Fund are offered on a continuous basis.

Distribution Fees:  The Fund has adopted a Distribution Plan ("12b-1 Plan" or "Plan"), pursuant to which the Fund pays the Fund's distributor an annual fee for distribution and shareholder servicing expenses of 0.25% and 1.00% of the of the Fund's average daily net assets attributable to Class A and Class C shares, respectively.

The Fund's distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.  In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the Financial Industry Regulatory Authority due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries:  The Fund's distributor, its affiliates, and the Fund's Adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The Distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms.  Such incentives may, at the Distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding:  To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-877-BTS-9820 between the hours of 8:30 a.m. and 6:00 p.m. Eastern time on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

Because the Fund has only recently commenced investment operations, no financial highlights are available for the Fund at this time.  In the future, financial highlights will be presented in this section of the Prospectus.

PRIVACY NOTICE

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

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account transactions and transaction history

•

investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

BTS DIVERSIFIED INCOME FUND

Adviser	BTS Asset Management, Inc. 420 Bedford Street, Suite 340 Lexington, MA 02420	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Auditor	BBD, LLP 1835 Market Street, 26th Floor Philadelphia, PA 19103	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43015
Custodian	Union Bank, National Association 350 California Street, 6th Floor San Francisco, CA 94104	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Additional information about the Fund is included in the Fund's Statement of Additional Information dated February 12, 2013 (the “SAI”).  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Trust’s policies and management. Additional information about the Fund’s investments will also be available in the Fund's Annual and Semi-Annual Reports to Shareholders.  In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and, when available, the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-877-BTS-9820 or visit www.btsfunds.com.  You may also write to:

BTS Diversified Income Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

You may review and obtain copies of the Fund’s information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-21720